 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2019

KITE REALTY GROUP TRUST
KITE REALTY GROUP, L.P.
(Exact name of registrant as specified in its charter)

Maryland	1-32268	11-3715772
Delaware	333-20266-01	20-1453863
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

30 S. Meridian Street
Suite 1100
Indianapolis, IN 46204
(Address of principal executive offices) (Zip Code)

(317) 577-5600
(Registrant's telephone number including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol
Common Shares, $0.01 par value per share	KRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01    Changes in Registrant’s Certifying Accountant
On November 20, 2019, following an evaluation of proposals for audit services from independent registered public accounting firms, the Audit Committee of the Board of Trustees (the “Committee”) of Kite Realty Group Trust (the “Company”) approved the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the Company and Kite Realty Group, L.P. (the "Operating Partnership") for the fiscal year ending December 31, 2020, subject to execution of an engagement letter. The Committee selected KPMG following its review of proposals from independent registered public accounting firms that had participated in a competitive process conducted by the Company as part of its regular review of third-party service provider engagements.
During the fiscal years ended December 31, 2018 and 2017, and through November 20, 2019, the Company and the Operating Partnership did not consult with KPMG with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Company or the Operating Partnership’s consolidated financial statements, and no written report or oral advice was provided by KPMG to the Company or the Operating Partnership that KPMG concluded was an important factor considered by the Company or the Operating Partnership in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matters that were either the subject of a disagreement (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
In connection with the Committee’s decision to engage a new independent registered public accounting firm, the engagement of Ernst & Young LLP (“Ernst & Young”) as the Company and the Operating Partnership’s independent registered public accounting firm will end effective upon completion of Ernst & Young’s audit of the consolidated financial statements of the Company and the Operating Partnership and filing of their Form 10-K for the fiscal year ending December 31, 2019.
The audit reports of Ernst & Young on the Company and Operating Partnership’s consolidated financial statements as of and for the fiscal years ended December 31, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2018 and 2017, and through November 20, 2019, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter in its reports. There also were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.
The Company and the Operating Partnership provided Ernst & Young with a copy of the foregoing disclosures on this Current Report on Form 8-K and requested that Ernst & Young furnish the Company and the Operating Partnership with a letter addressed to the U.S. Securities and Exchange Commission stating whether Ernst & Young agrees with the foregoing statements, and if not, stating the respects in which it does not agree. A copy of that letter, dated November 26, 2019, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.
 (d) Exhibits.

Exhibit Number	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated as of November 26, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: November 26, 2019	By:	/s/ Scott E. Murray
Scott E. Murray
Executive Vice President, General Counsel and Corporate Secretary

KITE REALTY GROUP, L.P.

	By:	Kite Realty Group Trust, its sole general partner

Date: November 26, 2019	By:	/s/ Scott E. Murray
Scott E. Murray
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated as of November 26, 2019